UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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MINIM, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2021

MINIM, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37649	04-2621506
(Commission File Number)	(I.R.S. Employer Identification No.)

848 Elm Street, Manchester, NH	03101
(Address of Principal Executive Offices)	(Zip Code)

(833) 966-4646

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MINM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2021, the Board of Directors (the “Board”) of Minim, Inc. (the “Company”) approved an increase in the base compensation of Mr. Sean Doherty, the Company’s Chief Financial Officer, from $165,000 to $175,000.

There are no family relationships between Mr. Doherty and any director or executive officer of the Company. Except as previously disclosed, there are no related party transactions involving Mr. Doherty that are reportable under Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

Legal Matters

On February 16, 2021, the Company received a letter from a law firm representing a purported stockholder of the Company requesting the opportunity to review certain books and records of the Company to investigate the possibility of breaches of fiduciary duty by current and former members of the Board and the Company’s controlling stockholder in connection with his and his affiliates’ acquisition of majority control of the Company without compensating the Company’s minority stockholders and the acquisition by merger of Zoom Connectivity, Inc. in which he held a substantial equity stake. The parties have been in negotiations with the counsel for the purported stockholder to resolve this matter. The Company believes that the resolution of this matter is likely to include the imposition of certain corporate governance restrictions, which would expand on current practices of the Company over a longer period of time than the standstill agreement currently in effect with the Company’s controlling stockholder, on the Company and the controlling stockholder and his affiliates and the payment of legal expenses. The matter is under negotiation and is subject to change based upon the negotiations and any other factors that may arise. There can be no assurance that this matter will be resolved on satisfactory terms.

On June 29, 2021, the Company received a letter from a law firm representing a purported stockholder of the Company making a litigation demand on behalf of the Company and its stockholders to address certain alleged misconduct by the Company’s Board of Directors in connection with the implementation of an amendment to the Company’s Amended and Restated Certificate of Incorporation without having received proper stockholder approval thereof as required under Delaware corporation law. The letter demanded that the Board of Directors take immediate action to: deem the amendment ineffective and make appropriate disclosure of that fact and seek a valid stockholder approval of the amendment; and adopt and implement adequate internal controls and systems at the Company designed to prohibit and prevent a recurrence of the circumstances. The letter requested a response or contact with the law firm on or before July 16, 2021. On June 30, 2021, the Company filed with the Delaware Secretary of State a Certificate of Correction to void the previously filed amendment to the Company’s Amended and Restated Certificate of Incorporation. The Company filed an amendment to a Current Report on Form 8-K to disclose these matters. The Company is holding a special meeting of stockholders on July 22, 2021 to seek stockholder reconsideration and approval of the amendment. The special meeting is being held to allow the stockholders to reconsider the proposal with the expectation that a sufficient number of shares of the Company’s Common Stock beneficially owned by Company directors and officers, including the Company’s controlling stockholder, will be voted for the proposal to permit the proposal to be approved by the Company’s stockholders. It is expected that the Nominating and Governance Committee of the Board of Directors will review the Company’s internal controls and systems and the circumstances described in the demand letter to determine if any additional actions are necessary to prevent the recurrence of the circumstances relating to the foregoing events. The Company is presently unable to provide any prediction or assurance to the ultimate resolution of this matter.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to the Company’s plans, expectations, and intentions. Actual results may be materially different from expectations as a result of known and unknown risks, including: risks associated with the Company’s potential inability to realize intended benefits of the merger; the potential increase in tariffs on the company’s imports; potential difficulties and supply interruptions from moving the manufacturing of most of the company’s products to Vietnam; risks relating to global semiconductor shortages; potential changes in NAFTA; the potential need for additional funding which the Company may be unable to obtain; declining demand for certain of the Company’s products; delays, unanticipated costs, interruptions or other uncertainties associated with the Company’s production and shipping; the Company’s reliance on several key outsourcing partners; uncertainty of key customers’ plans and orders; risks relating to product certifications; the Company’s dependence on key employees; uncertainty of new product development, including certification and overall project delays, budget overruns; the risk that newly introduced products may contain undetected errors or defects or otherwise not perform as anticipated; costs and senior management distractions due to patent related matters; risks from a material weakness in our internal control over financial reporting; the impact of the COVID-19 pandemic; and other risks set forth in the Company’s filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstance on which any such statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2021	MINIM, INC.

	By:	/s/ Sean Doherty
	Name:	Sean Doherty
	Title:	Chief Financial Officer